UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

LIFETIME BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LifetimeBrands
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Online
Go to www.envisionreports.com/LCUT or scan the QR code — login details are located in the shaded bar below.
Lifetime Brands, Inc. Annual Meeting of Stockholders Notice
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Important Notice Regarding the Availability of Proxy Materials for the
Lifetime Brands, Inc. Annual Meeting of Stockholders to be Held on June 20, 2024 (the “2024 Annual Meeting”)
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2024 Annual Meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and details of the 2024 Annual Meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 Proxy Statement and Annual Report to shareholders are available at:
www.envisionreports.com/LCUT
Easy Online Access — View your proxy materials and vote.
Step 1: Go to www.envisionreports.com/LCUT.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 10, 2024 to facilitate timely delivery.
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Lifetime Brands, Inc. Annual Meeting of Stockholders Notice
Lifetime Brands, Inc.’s Annual Meeting of Stockholders will be held on Thursday, June 20, 2024, at 10:30 a.m. Eastern Time, virtually via the internet at meetnow.global/M9YAJCU. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends a vote FOR all nominees for director, FOR Proposal 2, FOR Proposal 3, FOR a frequency of 1 YEAR on Proposal 4, and FOR Proposal 5.
1. Election of Directors:
01 - Jeffrey Siegel
02 - Robert B. Kay
03 - Rachael A. Jarosh
04 - Cherrie Nanninga
05 - Craig Phillips
06 - Veronique Gabai-Pinsky
07 - Bruce G. Pollack
08 - Michael J. Regan
09 - Michael Schnabel
2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.
3. To approve, on a non-binding advisory basis, the 2023 compensation of the Company’s named executive officers.
4. To approve, on a non-binding advisory basis, the frequency with which stockholders are provided an advisory vote on executive compensation.
5. To approve an amendment and restatement of the Company’s Amended and Restated 2000 Long-Term Incentive Plan.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.
Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
- Internet – Go to www.envisionreports.com/LCUT. Click Cast Your Vote or Request Materials.
- Phone – Call us free of charge at 1-866-641-4276.
- Email – Send an email to investorvote@computershare.com with “Proxy Materials Lifetime Brands, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.
To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 10, 2024.